                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           BABY BOOM ECONOMY PORTFOLIO
                           2000 GROWTH & INCOME SERIES B
                           (A UNIT INVESTMENT TRUST)

                           - DESIGNED TO TAKE ADVANTAGE OF THE ECONOMIC IMPACT OF THE BABY BOOM GENERATION

SPONSORS:                  -----------------------------------------------------
MERRILL LYNCH,             The Securities and Exchange Commission has not
PIERCE, FENNER & SMITH     approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated August 31, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary and Portfolio.................    3
What You Can Expect From Your
  Investment......................................    7
  Income..........................................    7
  Records and Reports.............................    7
The Risks You Face................................    7
  Foreign Issuer Risk.............................    7
  Interest Rate Risk on the U.S. Treasury
    Securities....................................    8
  Litigation and Legislation Risks................    8
Selling or Exchanging Units.......................    8
  Sponsors' Secondary Market......................    9
  Selling Units to the Trustee....................    9
  Rollover/Exchange Option........................   10
How The Portfolio Works...........................   10
  Pricing.........................................   10
  Evaluations.....................................   11
  Income..........................................   11
  Expenses........................................   11
  Portfolio Changes...............................   13
  Portfolio Termination...........................   13
  No Certificates.................................   13
  Trust Indenture.................................   13
  Legal Opinion...................................   14
  Auditors........................................   14
  Sponsors........................................   14
  Trustee.........................................   15
  Underwriters' and Sponsors' Profits.............   15
  Public Distribution.............................   15
  Code of Ethics..................................   16
  Year 2000 Issues................................   16
  Advertising and Sales Literature................   16
Taxes.............................................   17
Supplemental Information..........................   18
Financial Statements..............................   19
  Report of Independent Accountants...............   19
  Statement of Condition..........................   19

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE PORTFOLIO'S OBJECTIVE?
   The Portfolio seeks total return through capital appreciation and current income by investing approximately 75% of its assets in a diversified portfolio of global equity securities and approximately 25% of its assets in fixed-income securities for approximately one year.

 2. WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
 - The Portfolio plans to invest approximately 75% of its assets in a number of stocks favored by demographic trends--companies which should experience growth as the "baby boomer" generation grows older. Our Portfolio Consultants are Wall Street veterans William Sterling and Stephen Waite, authors of the book "Boomernomics," and authorities on the trends of baby boomers. Sterling and Waite, together with their team of financial professionals, selected the securities for this Portfolio. They believe that in the decade to come, economic globalization and advances in technology, coupled with the spending and saving patterns of this demographic group, are likely to have an important impact on the healthcare, technology, telecommunications, consumer products and financial services industries, and accordingly, have selected Portfolio securities in these industries.

 - The baby boomers, the generation born between 1946 and 1964, have remarkably consistent saving, spending, and life-style patterns. Past baby boomer spending patterns appear to have a direct correlation to the growth of certain industries that meet the needs of baby boomers.

 - The Sponsors believe that as the baby boomers and their children mature and adjust their lives for later years, spending patterns are likely to have a positive effect on the industries represented in the Portfolio.

 - The Portfolio will invest approximately 25% of its assets in fixed-income securities consisting of U.S. Government Treasury Securities with various maturities.

 3. WHAT COUNTRIES AND INDUSTRIES ARE REPRESENTED IN THE PORTFOLIO?
   Based on current market values, the following countries are represented in the Portfolio:

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
United States--Equity                                      52%
United States--Fixed Income                                25
Japan                                                       5
United Kingdom                                              5
Sweden                                                      4
Canada                                                      3
Finland                                                     2
Switzerland                                                 2
France                                                      1
Netherlands                                                 1

   Based upon the principal business of each equity issuer and current market values, the Portfolio represents the following industries:


                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
Technology                                                 18%
Medical                                                    16
Financial Services                                         15
Telecommunications Equipment/
  Services                                                 12
Consumer Products                                           6
Energy                                                      3
Diversified Manufacturing
  Operations                                                2
Advertising                                                 1
Communications                                              1
Multimedia                                                  1


   In addition, approximately 25% of the Portfolio is invested in U.S. Government Treasury Securities.

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:

 - Domestic and international stock prices can be volatile. Market factors may cause the prices of the stocks to change.

   This Portfolio contains a number of foreign securities. Some of the risks of holding foreign securities include:

    -- political/economic developments;

    -- withholding taxes;

--------------------------------------------------------------------------------
                                   PORTFOLIO
    ------------------------------------------------------------------------
Baby Boom Economy Portfolio 2000 Growth & Income Series B
Defined Asset Funds

                                                     PRICE PER SHARE
                                     PERCENTAGE OF    TO PORTFOLIO      COST TO PORTFOLIO
LOCATION AND NAME OF ISSUER          PORTFOLIO (1)   IN U.S. DOLLARS   IN U.S. DOLLARS (2)
--------------------------------------------------------------------------------------------
CANADA
 1.  Ballard Power Systems, Inc.*+          0.88%      $   98.5000        $   12,805.00
 2.  Nortel Networks Corporation+           2.04           80.3750            29,738.75
FINLAND
 3.  Nokia Oyj+                             0.92           41.8125            13,380.00
 4.  Sonera Oyj+                            1.16           33.2500            16,957.50
FRANCE
 5.  Axa+                                   1.41          146.7176            20,540.46
JAPAN
 6.  KEYENCE CORPORATION+                   0.90          328.2307            13,129.23
 7.  Nintendo Co., Ltd+                     0.75           21.0000            10,920.00
 8.  NTT Data Corporation+                  0.74       10,800.1503            10,800.15
 9.  NTT DoCoMo, Inc.+                      1.51          137.5000            22,000.00
10.  SONY CORPORATION+                      1.13          110.1250            16,518.75
NETHERLANDS
11.  ING Groep N.V.+                        0.37           67.0976             5,367.81
SWEDEN
12.  Skandia Forsakrings AB+                1.89           20.1150            27,557.51
13.  Svenska Handelsbanken AB+              1.52           16.5155            22,130.70
14.  Telefonaktiebolaget LM                 0.99           19.6875            14,371.88
     Ericsson AB+
SWITZERLAND
15.  Julius Baer Holding Ltd.+              1.01        4,901.9608            14,705.88
16.  Novartis AG+                           0.31        1,517.8777             4,553.63
17.  Phonak Holding AG+                     0.64        3,099.7693             9,299.31
18.  Roche Holding AG+                      0.37           90.2500             5,415.00
UNITED KINGDOM
19.  ARM Holdings PLC*+                     0.74           12.1685            10,829.92
20.  COLT Telecom Group PLC*+               0.78           28.5777            11,431.06
21.  Glaxo Wellcome PLC+                    1.05           28.4174            15,345.37
22.  SmithKline Beecham PLC+                0.38           12.8971             5,545.76
23.  Vodafone Group PLC+                    1.50            3.9748            21,861.32

----------------------------

(1)  Based on Cost to Portfolio in U.S. dollars.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on August 30, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
+ The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.
*    These stocks currently do not pay dividends.
--------------------------------------------------------------------------------
The securities were acquired on August 30, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE PORTFOLIO IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------
                                   PORTFOLIO
    ------------------------------------------------------------------------
Baby Boom Economy Portfolio 2000 Growth & Income Series B
Defined Asset Funds

                                                     PRICE PER SHARE
                                     PERCENTAGE OF    TO PORTFOLIO      COST TO PORTFOLIO
LOCATION AND NAME OF ISSUER          PORTFOLIO (1)   IN U.S. DOLLARS   IN U.S. DOLLARS (2)
--------------------------------------------------------------------------------------------
UNITED STATES
24.  Abgenix, Inc.*                         0.75%      $   73.0000        $   10,950.00
25.  American Online, Inc.*                 0.73           59.5625            10,721.25
26.  American Home Products                 0.37           54.5625             5,456.25
     Corporation
27.  American International Group,          1.50           87.5000            21,875.00
     Inc.
28.  Apple Computer, Inc.*                  0.77           59.5000            11,305.00
29.  The Bank of New York, Inc.             1.12           51.0625            16,340.00
30.  Best Buy Company, Inc.*                1.07           70.8750            15,592.50
31.  Bristol-Myers Squibb Company           0.76           53.1250            11,156.25
32.  Broadcom Corporation*                  1.14          238.4375            16,690.63
33.  Brocade Communications                 0.77          223.3750            11,168.75
     Systems, Inc.*
34.  Capstone Turbine Corporation*          0.35           85.6250             5,137.50
35.  The Charles Schwab Corporation         1.61           37.1875            23,428.13
36.  Charter Communications, Inc.*          1.14           15.6250            16,562.50
37.  The Chase Manhattan                    0.77           53.2500            11,182.50
     Corporation
38.  Chiron Corporation*                    0.36           52.5000             5,250.00
39.  Cisco Systems, Inc.*                   1.37           66.5625            19,968.75
40.  CuraGen Corporation*                   0.39           41.0000             5,740.00
41.  Dell Computer Corporation*             0.77           39.9375            11,182.50
42.  Eli Lilly and Company                  0.76           74.2500            11,137.50
43.  EMC Corporation*                       1.52           96.2500            22,137.50
44.  Enron Corporation                      1.11           84.8750            16,126.25
45.  FuelCell Energy, Inc.*                 0.39          113.1250             5,656.25
46.  Genentech, Inc.*                       1.80          187.3750            26,232.50
47.  General Electric Company               1.97           57.3750            28,687.50
48.  The Goldman Sachs Group, Inc.          1.87          123.6875            27,211.25
49.  The Home Depot, Inc.                   0.76           48.1250            11,068.75
50.  Human Genome Sciences, Inc.*           0.75          156.3125            10,941.88

----------------------------

(1)  Based on Cost to Portfolio in U.S. dollars.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on August 30, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
+ The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.
*    These stocks currently do not pay dividends.
--------------------------------------------------------------------------------
The securities were acquired on August 30, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE PORTFOLIO IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------
                                   PORTFOLIO
    ------------------------------------------------------------------------
Baby Boom Economy Portfolio 2000 Growth & Income Series B
Defined Asset Funds

                                                     PRICE PER SHARE
                                     PERCENTAGE OF    TO PORTFOLIO      COST TO PORTFOLIO
LOCATION AND NAME OF ISSUER*         PORTFOLIO (1)   IN U.S. DOLLARS   IN U.S. DOLLARS (2)
--------------------------------------------------------------------------------------------
UNITED STATES--CONTINUED
51.  ImClone Systems, Inc.*                 0.39%      $   95.5625        $    5,733.75
52.  Immunex Corporation*                   0.77           48.6250            11,183.75
53.  Intel Corporation                      1.16           73.5000            16,905.00
54.  JDS Uniphase Corporation*              1.86          118.0000            27,140.00
55.  Johnson & Johnson                      0.38           92.5000             5,550.00
56.  Juniper Networks, Inc.*                1.12          203.8750            16,310.00
57.  Lowe's Companies, Inc.                 0.90           46.9375            13,142.50
58.  MedImmune, Inc.*                       1.04           79.9375            15,188.13
59.  Microsoft Corporation*                 1.49           70.0000            21,700.00
60.  Millenium Pharmaceuticals,             0.80          130.0000            11,700.00
     Inc.*
61.  Network Appliance, Inc.*               1.68          111.4375            24,516.25
62.  Northern Trust Corporation             2.14           82.2500            31,255.00
63.  Omnicom Group, Inc.                    0.74           82.5625            10,733.13
64.  Pfizer, Inc.                           1.50           42.1250            21,905.00
65.  Pharmacia Corporation                  0.36           58.5625             5,270.63
66.  PMC-Sierra, Inc.*                      1.14          237.0000            16,590.00
67.  Schering-Plough Corporation            0.74           40.0000            10,800.00
68.  Sepracor, Inc.*                        0.83          109.6250            12,058.75
69.  Sonic Innovations, Inc.*               0.38           11.0000             5,610.00
70.  Sycamore Networks, Inc.*               0.77          139.5625            11,165.00
71.  VERITAS Software Corporation*          1.09          113.3125            15,863.75
72.  Viacom, Inc.--Class B*                 1.15           69.6250            16,710.00
73.  Wal-Mart Stores, Inc.                  0.99           48.1875            14,456.25
74.  WorldCom, Inc.*                        0.37           36.3750             5,456.25
75.  Xilinx, Inc.*                          1.55           87.5000            22,750.00
                                       ---------                          -------------
                                           75.00%                         $1,093,805.02
                                       =========                          =============

----------------------------

(1)  Based on Cost to Portfolio in U.S. dollars.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on August 30, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
+ The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.
*    These stocks currently do not pay dividends.
--------------------------------------------------------------------------------
The securities were acquired on August 30, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE PORTFOLIO IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------
                                   PORTFOLIO
    ------------------------------------------------------------------------
Baby Boom Economy Portfolio 2000 Growth & Income Series B
Defined Asset Funds

                                                FACE                PERCENTAGE OF
       PORTFOLIO TITLE            S&P RATING   AMOUNT     COUPON      PORTFOLIO               MATURITY
       ----------------------------------------------------------------------------------------------------------
       U.S. GOVERNMENT TREASURY SECURITIES (25%)
       United States Treasury          AAA     $73,000     5.50%          4.97%               08/31/01
       Notes
       United States Treasury          AAA      73,000     6.25           5.01                08/31/02
       Notes
       United States Treasury          AAA      73,000     5.75           4.95                08/15/03
       Notes
       United States Treasury          AAA      73,000     6.00           4.98                08/15/04
       Notes
       United States Treasury          AAA      73,000     6.50           5.09                08/15/05
       Notes
                                                                     ---------
                                                                         25.00%    Total Cost of Treasuries:
                                                                     ---------
                                                                        100.00%    Total Cost
                                                                     =========

                                         COST
       PORTFOLIO TITLE               TO PORTFOLIO
       -------------------------
       U.S. GOVERNMENT TREASURY
       United States Treasury     $        72,498.13
       Notes
       United States Treasury              73,091.25
       Notes
       United States Treasury              72,270.00
       Notes
       United States Treasury              72,840.31
       Notes
       United States Treasury              74,345.94
       Notes
                                  ------------------
                                  $       365,045.63
                                  ------------------
                                  $     1,458,850.65
                                  ==================


                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE PORTFOLIO IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   BONDS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

   -- exchange controls or local restrictions on dividend payments;

   -- currency risk;

   -- less available public information; and

   -- less liquidity.

 - Rising interest rates will reduce the value of the bonds.

 - Generally, bonds with longer maturities will change in value more than those with shorter maturities.

 - You may suffer a loss if the prices of the stocks and bonds decline prior to the termination of the portfolio or any earlier time that you may sell your units.

 - The asset allocation percentages of the Portfolio are calculated as of the date of deposit. Asset allocation percentages may vary on any subsequent day due to fluctuations in the market value of the Portfolio securities.

 - The Portfolio may continue to purchase or hold the securities originally selected even though their market value may have changed, or they may be subject to sell recommendations from one or more of the Sponsors.

 - Even if there are no changes in the Portfolio securities from year to year, you still must pay taxes on any gain.

 5. IS THIS PORTFOLIO APPROPRIATE FOR YOU?
 - This Portfolio was designed to meet the financial needs of investors who are generally in their prime earning years. While they frequently can afford to invest more of their money, they have less time in the workforce to recover assets in the event of a loss in the stock market.

 - When it comes to investing, it's important to balance how much risk you're willing to take with your investment portfolio, with the reward that you want for the long-term. One way to do this is to find the appropriate allocation of stocks and bonds to provide the growth you want, with a risk level that is comfortable for you. If accumulating assets is your investment goal, you may want to take a more moderate approach to stocks, and include bonds to help offset your risk.


 - The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment or the interest risk involved with a bond investment. It is generally not appropriate if you want a speculative investment that changes to take advantage of market movements, or if you are seeking preservation of capital or high current income.


 6. WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

   ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES

                                                         AMOUNT
                                          AS A % OF     PER 1,000
                                          NET ASSETS      UNITS
                                          ----------    ---------
Trustee's Fee                                  .091%      $0.90
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees                           .071%      $0.70
Portfolio Consultants' Fee                     .151%      $1.49
Creation and Development Fee                   .250%      $2.48
Other Operating Expenses                       .095%      $0.94
                                           --------       -----
  TOTAL                                        .658%      $6.51

   The Creation and Development Fee (estimated at $.00248 per unit) compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection. This fee historically had been included in the sales fee.

--------------------------------------------------------------------------------

ORGANIZATION COSTS per 1,000 units (deducted from
 Portfolio
 assets at the close of the initial offering
 period)                                            $0.97
INVESTOR FEES
  Maximum Sales Fee (Load) on new purchases (as a
  percentage of $1,000 invested)                    2.50%

   You will pay an up-front sales fee of 1.00%, as well as a total deferred sales fee of $15.00 ($2.50 per 1,000 units deducted from the Portfolio's net asset value on February 1, 2001 and thereafter on the first of each month through July 1, 2001).


   The aggregate fees and expenses will not exceed the applicable NASD limit which is 6.25% of the initial public offering price.


   EXAMPLE
   This example may help you compare the cost of investing in the Portfolio to the cost of investing in other portfolios.

   The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year  3 Years  5 Years  10 Years
 $328    $803    $1,303    $2,680

 7. IS THE PORTFOLIO MANAGED?
   Unlike a mutual fund, the Portfolio is not managed and securities are not sold because of market changes. The Sponsors monitor the Portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.

 8. HOW DO I BUY UNITS?
   The minimum investment is $250.

   You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.


UNIT PRICE PER 1,000 UNITS                          $ 999.91
(as of August 30, 2000)



   Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. Unit price also includes the organization costs shown above, to which no sales fee has been applied. Domestic Portfolio securities are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time, and foreign Portfolio stocks are valued at the U.S. dollar exchange rate at 2:30 p.m. Eastern time, every business day.


   An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day, during the initial offering period and any subsequent offering periods designated by the Sponsors, at a price at which the bonds can be directly purchased by the public assuming they were available, and at all other times on the basis of current bid prices.

   Unit price changes every day with changes in the prices of the securities in the Portfolio.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.

--------------------------------------------------------------------------------

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?

   The Portfolio pays distributions of any income, net of expenses, on the 25th of December 2000 and July 2001, if you own units on the 10th of those months. Distributions of ordinary income will be dividends for federal income tax purposes. Corporate investors may be eligible for the dividends-received deduction with respect to a portion of these distributions. Foreign investors' shares of dividends will generally be subject to withholding taxes. Because some of the income received by the Portfolio would generally not be subject to U.S. withholding taxes if received directly by foreign investors, an investment in the Portfolio may be inappropriate for these investors.


11. WHAT OTHER SERVICES ARE AVAILABLE?

   REINVESTMENT
   You may choose to reinvest your distributions into additional units of the Portfolio.

   Unless you choose reinvestment, you will receive your distributions in cash.

   EXCHANGE PRIVILEGES
   You may exchange units of this Portfolio for units of another Baby Boom Economy Portfolio at no additional sales fee, and certain other Defined Asset Funds at a reduced sales fee. You may also exchange into this Portfolio from certain other funds.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received twice during its life. There can be no assurance that any dividends will be declared or paid.

Changes in interest rates generally will not affect your income because the portfolio is fixed.

Along with your income, you will receive your share of any available bond principal.

RECORDS AND REPORTS

You will receive:

- a notice from the Trustee if new securities are deposited in exchange or substitution for securities originally deposited;
- a statement of income payments two times a year;
- a final report on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISER IN THIS REGARD.

You may request copies of securities evaluations to enable you to comply with federal and state tax reporting requirements and audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

FOREIGN ISSUER RISK

Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers. They may include:

  - political and economic developments;
  - possibility of withholding taxes;
  - exchange controls or other governmental restrictons on the payment of dividends;
  - conversion of local currency to U.S. dollars upon the sale of Portfolio Securities;
  - less publicly available information; and
  - absence of uniform accounting, auditing and financial reporting standards, practices and requirements.

AMERICAN DEPOSITARY SHARES AND RECEIPTS

American depositary shares and receipts are issued by an American bank or trust company to evidence ownership of underlying common stock issued by a foreign corporation and deposited in a depositary facility. The terms and conditions of the depositary facility may result in less liquidity or lower market prices for the ADRs than for the underlying shares. Certain of the Portfolio Securities were purchased in ADR form in the United States.

FOREIGN CURRENCY RISK

Because securities of non-U.S. issuers generally pay dividends and trade in foreign currencies, there is the risk that the U.S.

dollar value of these securities will vary with fluctuations in foreign exchange rates.

At the present time the Sponsors do not believe that any of the Portfolio Securities is subject to exchange control restrictions which would materially interfere with payment to the Portfolio of amounts due on the Portfolio Securities. The adoption of exchange control regulations or other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Portfolio to satisfy redemptions. There can be no assurance that exchange control regulations might not be adopted in the future that would adversely affect payments to the Portfolio.

LIQUIDITY

Sales of foreign securities in United States securities markets are ordinarily subject to severe restrictions and will generally be made only in foreign securities markets. You should know that:

  - securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States;
  - a foreign market's liquidity might become impaired as a result of economic or political turmoil, or if relations between the United States and the foreign country deteriorate markedly; and
  - the principal trading market for the Portfolio Securities, even if otherwise listed, may be the over-the-counter market in which liquidity will depend on whether dealers will make a market in the Portfolio Securities.

INTEREST RATE RISK ON THE U.S. TREASURY SECURITIES

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, fixed income securities with longer maturities will change in value more than those with shorter maturities. Of course, we cannot predict how interest rates may change.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolios.

Future tax legislation could affect the value of the a Portfolio by:

  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in a Portfolio.

If you sell your units before the final deferred sales fee payment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $2,000,000 you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the Portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange or any other foreign exchanges on which portfolio securities are listed, if any, is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange or any other foreign exchanges on which portfolio securities are listed, if any, is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When the Portfolio is about to terminate, you may have the option to roll your proceeds into the next Baby Boom Economy Portfolio Series if one is available.

If you hold your Units with one of the Sponsors and notify your financial adviser by September 27, 2001, your units will be redeemed and the proceeds from the sale of the securities will be reinvested in units of a new Baby Boom Economy Portfolio Series. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you are eligible and you so choose, an in-kind distribution) after the Portfolios terminate.

The Portfolio will terminate by October 30, 2001. However, the Sponsors may extend the termination date for a period no longer than 30 days without notice to Unitholders.

If you participate in the rollover, you may realize taxable capital gain but may not be entitled to a deduction for any capital loss recognized on the rollover. You should consult your tax adviser in this regard.

If you continue to hold your units, you may exchange units of this Portfolio any time before the Portfolio terminates for units of other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Portfolio from certain other Defined Asset Funds and unit trusts. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE PORTFOLIO WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offring period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initital offering period.

The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in six monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution. (This deduction will be waived in the event of the death or disability, as defined in the Internal Revenue Code of 1986, of an investor.) The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS


The Trustee and the independent evaluator value the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices. Evaluations for foreign stocks are generally based on the U.S. dollar equivalent of the last reported closing sales prices or, if closing sales prices are not available, at the mean between the closing bid and offer prices. On holidays when the U.S. Government is closed (Columbus Day and Veterans's Day), the portion of the net asset value relating to the U.S. Government Treasury Securities will be based on the previous day's closing price. Bonds are generally evaluated on the offer side during the initial offering period and during any subsequent offering periods designated by the Sponsors, and on the bid side at all other times. Under current market conditions, the bid prices for Treasury obligations of the type deposited in the Portfolio are expected to be approximately .1875% less than the offer price.


INCOME

- Interest on any fixed income securities purchased on a when-issued basis or for a delayed delivery does not begin to accrue until the securities are delivered to the Portfolio. If a security is not delivered on time and the Trustee's annual fee and expenses do not cover the additional accrued interest, we will treat the contract to buy the security as failed.
- The Trustee credits any dividends received and any interest income to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.
- Each unit receives an equal share of distributions of interest and dividend income, if any, net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;
  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Series, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors. The Portfolio also pay the Evaluator's fees.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's, Evaluator's and Sponsors' fees may be adjusted for inflation without investors' approval.

The maximum sales fee is 2.50%. If you hold units in certain eligible accounts offered by the Sponsors, you will pay no sales fee. Employees and non-employee directors of the Sponsors may be charged a reduced sales fee of no less than $5.00 per 1,000 units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.

The maximum sales fee is effectively reduced if you invest as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than $50,000                                        2.50%
$50,000 to $99,999                                       2.25%
$100,000 to $249,999                                     1.75%
$250,000 to $999,999                                     1.50%
$1,000,000 to $4,999,999                                 0.75%

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Portfolio Consultants will continue to monitor the Portfolio and will periodically report their findings and recommendations, if any, to the Sponsors. They will receive a fee of 0.15% of net assets accrued daily and paid quarterly.

The Sponsors will pay advertising and selling expenses at no charge to the

Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer for sale units that we acquire in the secondary market after reviewing:

  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and

  - cost of maintaining a current prospectus.

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without consent of investors. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolios; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Evaluator and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statements of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
New York, NY 10013
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.)
1285 Avenue of the Americas,
New York, NY 10019
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the securities shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsors may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $1,177.96 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales fees and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on Units sold or redeemed during the first year.

                                                        DEALER CONCESSION AS
                                                           A % OF PUBLIC
AMOUNT PURCHASED                                           OFFERING PRICE
----------------                                        --------------------
Less than $50,000                                                    2.00%
$50,000 to $99,999                                                   1.80%
$100,000 to $249,999                                                 1.45%
$250,000 to $999,999                                                 1.25%
$1,000,000 and over                                                  0.50%

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Portfolio and the Agent for the Sponsors have each adopted a code of ethics requiring pre-clearance and reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date, we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in the Portfolio. We cannot predict whether any impact would be material to the Portfolio as a whole.

ADVERTISING AND SALES LITERATURE

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Sales literature and articles may state research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

Advertising and sales literature may include brief descriptions of the principal businesses and products of the companies represented in the Portfolio. This material may include a chart showing the historical development of baby boomers and related events.

Advertising and sales literature may state past total return performance of the Portfolio for various periods. Returns are computed by taking price changes for the period plus income reinvested, divided by the initial public offering price, and reflecting deduction of maximum Portfolio sales charges and expenses. For periods of more than a year, average annualized returns shall be stated, which may be accompanied with no greater prominence by statement of cumulative total returns. Returns without reflecting deduction of sales charges or only of deferred sales charges may also be stated with no greater prominence than total returns reflecting deduction of all sales charges when the different basis of computation is disclosed.

TAXES

The following summarizes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS


Distributions to you of the Portfolio's interest income and dividend income and of the Portfolio's gains from sales of Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Portfolio's taxable income not attributable to the Portfolio's net capital gain. Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to the portion of these distributions that is attributable to dividends from U.S. corporations. You should consult your tax adviser.


Distributions to you of the Portfolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.


Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.



Dividends received by the Portfolio from foreign issuers will in most cases be subject to withholding taxes, although these taxes may be reduced by treaties between the United States and the relevant country. Investors are not expected to be eligible for foreign tax credits with respect to these withholding taxes.


GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units (including pursuant to the rollover option), you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your Units will be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge and the Creation and Development Fee. You should not increase your basis in your Units by deferred sales charges or organizational expenses.

FOREIGN INVESTORS


If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on distributions. Because foreign-source income of the type received by the Portfolio would generally not be subject to U.S. withholding taxes if received directly by you, an investment in the Portfolio may be inappropriate for you. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.


RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolios by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolios. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Investor Fund, Concept Series, Baby Boom Economy Portfolio 2000 Growth & Income Series B, Defined Asset Funds (the "Fund"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Fund as of August 31, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of August 31, 2000 in accordance with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
August 31, 2000

                  STATEMENT OF CONDITION AS OF AUGUST 31, 2000

TRUST PROPERTY
Investments--Contracts to purchase
  Securities(1)...................................  $1,458,850.65
Accrued interest to initial date of deposit on
  underlying Securities...........................       4,867.99
                                                    -------------
    Total.........................................  $1,463,718.64
                                                    =============
LIABILITIES AND INTEREST OF HOLDERS
    Advance by Trustee for accrued interest(3)....  $    4,867.99
    Reimbursement of Sponsors for organizational
     expenses(2)..................................       1,429.38
                                                    -------------
    Subtotal......................................       6,297.37
                                                    -------------
Interest of Holders of 1,473,586 units of
  fractional undivided interest outstanding(6)
    Cost to investors(4)(5).......................  $1,473,453.38
    Gross underwriting commissions and
     organization expenses(2)(5)..................     (16,032.11)
                                                    -------------
    Subtotal......................................   1,457,421.27
                                                    -------------
    Total.........................................  $1,463,718.64
                                                    =============

----------------------------
        (1) Aggregate cost to the Portfolio of the securities listed under the Portfolio determined by the Trustee at 4:00 p.m., Eastern time on August 30, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $1,464,896.60 and deposited with the Trustee. The amount of the letter of credit includes $1,458,850.65 for the purchase of securities, plus $4,867.99 for accrued interest.
        (2) A portion of the Public Offering Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $0.97 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organization costs exceed the estimated amount shown above the Sponsors will pay for this excess amount.
        (3) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds.
        (4) Aggregate Unit price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on August 30, 2000.
        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $2.50 per 1,000 Units is payable on February 1, 2001 and thereafter on the 1st day of each month through July 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied.
        (6) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.91 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         BABY BOOM ECONOMY PORTFOLIO
recent free Information                  2000 GROWTH & INCOME SERIES B
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-43930) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100435RR--8/00